UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

Form 8-K

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 17, 2003

Commission File Number 1-9065

Ecology and Environment, Inc.
(Exact name of registrant as specified in its charter)

New York (State or other jurisdiction of incorporation or organization)	16-0971022 (IRS Employer Identification Number)

368 Pleasant View Drive Lancaster, New York (Address of principal executive offices)	14086-1397 (Zip code)

(716) 684-8060
(Registrant's telephone number, including area code)

N/A
(Former name, former address and former fiscal year, if changed since last report)

Item 7.   Financial Statements and Exhibits.

(c)   Exhibits

        99.1    Press release issued December 17, 2003 by Ecology and Environment, Inc.

Item 12.   Results of Operations and Financial Condition.

Ecology and Environment, Inc. issued a press release setting forth its results of operations and financial condition for its first quarter ending November 1, 2003.   A copy of the press release is attached hereto as Exhibit 99.1.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Ecology and Environment, Inc.

Date: December 17, 2003	/s/ RONALD L. FRANK RONALD L. FRANK EXECUTIVE VICE PRESIDENT CHIEF FINANCIAL OFFICER (PRINCIPAL FINANCIAL ACCOUNTING OFFICER)